Exhibit 10.28

AMENDMENT NO. 9 TO REVOLVING CREDIT AND
SECURITY AGREEMENT AND WAIVER

     THIS AMENDMENT NO. 9 TO REVOLVING CREDIT AND SECURITY AGREEMENT AND WAIVER (this “Amendment”) is made and entered into as of December 29, 2004, among MasTec, Inc., a Florida corporation (“MasTec”), the Subsidiaries of MasTec identified on the signature pages hereto (together with MasTec, hereinafter collectively referred to as the “Borrowers”), the financial institutions party from time to time to the Loan Agreement (as hereinafter defined) (the “Lenders”) and Fleet Capital Corporation, a Rhode Island corporation, as administrative agent (the “Administrative Agent”) for the Lenders.

Recitals:

     The Borrowers, the Lenders and the Administrative Agent are parties to a Revolving Credit and Security Agreement dated as of January 22, 2002 (as amended and in effect on the date hereof, the “Loan Agreement”), pursuant to which the Lenders have made certain revolving credit loans and letter of credit accommodations to or for the benefit of the Borrowers.

     The Borrowers have requested that the Lenders agree to amend the Loan Agreement to, among other things, amend the financial covenants set forth in Section 11.1 of the Loan Agreement.

     The Borrowers have informed the Administrative Agent and the Lenders that certain Defaults exist under the Loan Agreement by reason of the following (collectively, the “Designated Defaults”): (i) the Borrowers’ failure to maintain the required minimum Tangible Net Worth for the period from April 1, 2004, through the date of this Amendment as required by Section 11.1(a) of the Loan Agreement and (ii) the Borrowers’ failure to maintain the minimum Fixed Charge Coverage Ratio for the 3-calendar month period ended June 30, 2004, as required by Section 11.1(b) of the Loan Agreement. The Borrowers have further requested that the Lenders waive the Designated Defaults.

     Upon the terms and subject to the conditions hereinafter set forth, the Lenders have agreed so to amend the Loan Agreement and to waive the Designated Defaults.

     NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     1. Definitions. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

     2. Amendments to Loan Agreement. Subject to the provisions of Section 4 of this Amendment, the Loan Agreement is hereby amended as follows:

     (a) By deleting the definition of “Non-Cash Non-Recurring Charge Amounts” appearing in Section 1.1 of the Loan Agreement and by substituting the following new definition in lieu thereof:

          “Non-Cash Non-Recurring Charge Amounts” means an amount equal to $1,100,000 deducted from Net Income for the purpose of calculating EBITDA as a non-cash, non-recurring charge taken by the Borrowers for an ITS inventory adjustment in the second Fiscal Quarter of 2004, which amount may be added back to Net Income solely for calculating EBITDA in respect of the months of June, 2004 through May, 2005.

     (b) By deleting Section 11.1 (a) and by substituting the following new Section 11.1(a) in lieu thereof:

          (a) Tangible Net Worth. Permit consolidated Tangible Net Worth of MasTec’s NAOperations at any time on or after April 1, 2004, to be less than the sum of (i) $50,500,000, plus (ii) an amount equal to 50% of consolidated Net Income (but without deduction for any Net Loss) of MasTec’s NAOperations for the period from April 1, 2004, through the date of determination, treated as a single accounting period.

     3. Limited Waiver of Designated Defaults. Subject to the provisions of Section 4 of this Amendment, the Administrative Agent and the Lenders hereby waive the Designated Defaults in effect on the date hereof. In no event shall the foregoing waiver be deemed to constitute a waiver of (i) any Default or Event of Default that may exist on the date of this Amendment (other than the Designated Defaults) or (ii) the Borrowers’ respective obligations to comply with all of the terms and conditions of the Loan Agreement and the other Loan Documents from and after the date hereof. Notwithstanding any prior, temporary mutual disregard of the terms of any contracts between the parties, each Borrower hereby agrees that it shall be required strictly to comply with all of the terms of the Loan Agreement and the other Loan Documents on and after the date hereof.

     4. Conditions to Effectiveness. The provisions of this Amendment shall become effective on the date (the “Amendment No. 9 Effective Date”) on which the Administrative Agent shall have received, on or before December 30, 2004: (a) a fee in the amount of $93,750 for the Ratable account of the Lenders, which fee is earned on the date hereof and is not subject to refund or rebate of any kind whatsoever, and (b) the following documents, each of which shall be satisfactory in form and substance to the Administrative Agent and in sufficient copies for each Lender:

     (i) this Amendment duly executed and delivered by the Borrowers, the Required Lenders and the Administrative Agent;

     (ii) a certificate of the secretary or assistant secretary of each Borrower having attached thereto the articles or certificate of incorporation and bylaws of such Borrower (or containing the certification of such secretary or assistant secretary that no amendment or modification of such articles or certificate of incorporation or bylaws has become effective since the last date on which such documents were last delivered to the

Lenders), all corporate or company action, including shareholders’ or members’ approval, if necessary, has been taken by such Borrower and/or its shareholders or members to authorize the execution, delivery and performance of this Amendment and to the further effect that the incumbency certificate most recently delivered to the Lenders remains in effect, unchanged;

     (iii) a certificate of the chief executive officer of MasTec stating that, to the best of his or her knowledge and based on an examination sufficient to enable him or her to make an informed statement, after giving effect to the Amendment and to the revised Schedules to the Loan Agreement delivered therewith,

     (A) all of the representations and warranties made or deemed to be made under the Loan Agreement are true and correct on and as of the Amendment No. 9 Effective Date, and

     (B) no Default or Event of Default exists;

and the Administrative Agent shall be satisfied as to the truth and accuracy thereof; and

     (iv) such other documents and instruments as any Lender through the Administrative Agent may reasonably request.

     5. Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into this Amendment, each Borrower hereby makes the following representations and warranties to the Administrative Agent and the Lenders, which representations and warranties shall survive the delivery of this Amendment and the making of additional Loans under the Loan Agreement as amended hereby:

     (a) Authorization of Agreements. Each Borrower has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Amendment and each other agreement contemplated hereby to which it is a party in accordance with their respective terms. This Amendment and each other such agreement contemplated hereby to which it is a party has been duly executed and delivered by the duly authorized officers of such Borrower and each is, or each when executed and delivered in accordance with this Amendment will be, a legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms.

     (b) Compliance of Agreements with Laws. The execution, delivery and performance of this Amendment in accordance with their respective terms do not and will not, by the passage of time, the giving of notice or otherwise,

     (i) require any Governmental Approval that has not been obtained or violate any Applicable Law relating to such Borrower or any of its Subsidiaries,

     (ii) conflict with, result in a breach of or constitute a default under the articles or certificate of incorporation or by-laws or other constituent documents or any shareholders’ or members’ agreement of such Borrower or any of its Subsidiaries, any material provisions of any indenture, agreement or other instrument to which such Borrower, any of its

Subsidiaries, any material provisions of any indenture, agreement or other instrument to which such Borrower, any of its Subsidiaries or any of such Borrower’s or such Subsidiaries’ property may be bound or any Governmental Approval relating to such Borrower or any of its Subsidiaries, or

     (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Borrower other than the Security Interest.

     6. Additional Covenant. To induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrowers agree that, if for any reason the Borrowers have not filed the Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2004, June 30, 2004 and September 30, 2004, with the Securities and Exchange Commission by 5:00 p.m., Eastern Standard Time, on January 7, 2005, the Borrowers shall pay to the Administrative Agent a fee in the amount of $93,750 for the Ratable account of the Lenders, which fee will be earned at such time and date and is not subject to refund or rebate of any kind whatsoever.

     7. Effect of Amendment. From and after the Amendment No. 9 Effective Date, all references in the Loan Agreement and in any other Loan Document to “this Agreement,” “the Loan Agreement,” “hereunder,” “hereof” and words of like import referring to the Loan Agreement, shall mean and at any time of determination be references to the Loan Agreement as amended by this Amendment. Except as expressly amended hereby, the Loan Agreement and all terms, conditions and provisions thereof remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

     8. Breach of Amendment. Any breach by the Borrowers of any representation, warranty or covenant contained herein shall constitute an Event of Default.

     9. Counterpart Execution; Facsimile Signatures. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

     10. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia without giving effect to conflicts of law principles thereof.

     11. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     12. Further Assurances. The Borrowers agree to take such further actions as any Lender through the Administrative Agent shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

     13. Section Titles. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement among the parties hereto.

     14. Waiver of Jury Trial. To the fullest extent permitted by Applicable Law, each of the parties hereto hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

     15. Release of Claims. To induce the Administrative Agent and the Lenders to enter into this Amendment, each Borrower hereby releases, acquits and forever discharges the Administrative Agent and the Lenders, and all officers, directors, agents, employees, successors and assigns of the Administrative Agent and the Lenders, from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that such Borrower now has or ever had against Agent or any Lender arising under or in connection with any of the Loan Documents or otherwise. Each Borrower represents and warrants to the Administrative Agent and the Lenders that such Borrower has not transferred or assigned to any Person any claim that such Borrower ever had or claimed to have against the Administrative Agent or any Lender.

     16. Expenses of Administrative Agent. The Borrowers agree to pay, on demand, all costs and expenses reasonably incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of the Administrative Agent’s legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

[SIGNATURES BEGIN ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers as of the date first written above.

FLEET CAPITAL CORPORATION,
as the Administrative Agent and as a Lender

By:	/s/ Dennis S. Losin
Name: Dennis Losin
Title: SVP

WACHOVIA BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Ryan Parnell
Name: Ryan Parnell
Title: Vice President

LASALLE BUSINESS CREDIT, LLC,
successor in interest to LASALLE
BUSINESS CREDIT, INC., as a Lender

By:	/s/ Douglas C. Colletti
Name: Douglas C. Colletti
Title: SR VP

JPMORGAN CHASE BANK, as a Lender

By:	/s/ Gregory J. Wiske
Name: Gregory J. Wiske
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Alex M. Council, IV
Name: Alex M. Council IV
Title: Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

BORROWERS:

MASTEC, INC.

By:	/s/ Austin Shanfelter
Austin Shanfelter
President and Chief Executive Officer

CHURCH & TOWER, INC.

By:	/s/ Austin Shanfelter
Austin Shanfelter
President and Chief Executive Officer

CHURCH & TOWER ENVIRONMENTAL, INC.

By:	/s/ Austin Shanfelter
Austin Shanfelter
President and Chief Executive Officer

CRUZ-CELL, INC.

By:	/s/ Austin Shanfelter
Austin Shanfelter
President and Chief Executive Officer

DRESSER/AREIA CONSTRUCTION, INC.

By:	/s/ Austin Shanfelter
Austin Shanfelter
President and Chief Executive Officer

FLAIRE INCORPORATED

By:	/s/ Austin Shanfelter
Austin Shanfelter
President and Chief Executive Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

MASTEC INTEGRATION SYSTEMS, INC.

By:	/s/ Austin Shanfelter
Austin Shanfelter President and Chief Executive Officer
MASTEC NETWORK SERVICES, INC.

By:	/s/ Austin Shanfelter
Austin Shanfelter
President and Chief Executive Officer

MASTEC NORTH AMERICA, INC.

By:	/s/ Austin Shanfelter
Austin Shanfelter
President and Chief Executive Officer

MASTEC TELCOM & ELECTRICAL
SERVICES, INC.

By:	/s/ Austin Shanfelter
Austin Shanfelter
President and Chief Executive Officer

PHASECOM AMERICA, INC.

By:	/s/ Austin Shanfelter
Austin Shanfelter
President and Chief Executive Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

PROTEL IND., INC.

By:	/s/ Austin Shanfelter
Austin Shanfelter
President and Chief Executive Officer

RENEGADE OF IDAHO, INC.

By:	/s/ Austin Shanfelter
Austin Shanfelter
President and Chief Executive Officer

S.S.S. CONSTRUCTION, INC.

By:	/s/ Austin Shanfelter
Austin Shanfelter
President and Chief Executive Officer

UPPER VALLEY UTILITIES CORP.

By:	/s/ Austin Shanfelter
Austin Shanfelter
President and Chief Executive Officer

WILDE HOLDING CO., INC.

By:	/s/ Austin Shanfelter
Austin Shanfelter
President and Chief Executive Officer

WILDE ACQUISITION CO., INC.

By:	/s/ Austin Shanfelter
Austin Shanfelter
President and Chief Executive Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

NORTHLAND CONTRACTING, INC.

By:	/s/ Austin Shanfelter
Austin Shanfelter
President and Chief Executive Officer

WILDE OPTICAL SERVICE, INC.

By:	/s/ Austin Shanfelter
Austin Shanfelter
President and Chief Executive Officer

MASTEC REAL ESTATE HOLDINGS, INC.

By:	/s/ Austin Shanfelter
Austin Shanfelter
President and Chief Executive Officer

MASTEC OF TEXAS, INC.

By:	/s/ Austin Shanfelter
Austin Shanfelter
President and Chief Executive Officer

MASTEC CONTRACTING COMPANY, INC.

By:	/s/ Austin Shanfelter
Austin Shanfelter
President and Chief Executive Officer

MASTEC MINNESOTA, SW, LLC

By:	/s/ Austin Shanfelter
Austin Shanfelter
President and Chief Executive Officer
of MasTec Services Company, Inc.,
Sole Member

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

MASTEC SERVICES COMPANY, INC.

By:	/s/ Austin Shanfelter
Austin Shanfelter
President and Chief Executive Officer

MASTEC ASSET MANAGEMENT
COMPANY, INC.

By:	/s/ Austin Shanfelter
Austin Shanfelter
President and Chief Executive Officer

MASTEC TC, INC.

By:	/s/ Austin Shanfelter
Austin Shanfelter
President and Chief Executive Officer

MASTEC FC, INC.

By:	/s/ Austin Shanfelter
Austin Shanfelter
President and Chief Executive Officer

STACKHOUSE REAL ESTATE
HOLDINGS, INC.

By:	/s/ Austin Shanfelter
Austin Shanfelter
President and Chief Executive Officer